Exhibit 99.2

Q4 2018 Conference Call February 12, 2019

2 Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our Prospectus Supplement filed pursuant to Rule 424(b)(5) with the SEC on October 11, 2018 (the “Prospectus Supplement”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Prospectus Supplement, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.

Mears Silicon Technology (MST®) Quantum Engineered Materials 3 Company Overview Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $450B semiconductor market

4 Revenue Sources Royalties Engineering Service Fees • MST deposition on customer wafers • Integration consulting License Fees • Integration licenses • Manufacturing licenses • Distribution licenses

5 Customer Engagement Model v Customer Wafer Manufacturing Atomera MST ® Deposition Customer MST ® Deposition Phase 1 . Planning 2 . Setup 3 . Integration 4 . Installation 5 . Qualification 6 . Production

6 Growing Customer Pipeline • Working with 50% of the world’s top semiconductor makers* 0 3 6 9 12 15 18 21 IPO 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Number of Customer Engagements Phase 1 Phase 2 Phase 3 * 10 of the top 20 (IC Insights, McClean Report 2017) • 17 customers, 21 engagements

Financial Overview

atomera

	Q4 2017	2018 Q1	Q2	Q3	Q4	FY 2017	FY 2018
GAAP Results							
Revenue	$0.1M	-	$0.1M	-	$0.15M	$0.1M	$0.25M
Gross Profit	$0.1M	-	($0.02M)	-	$0.12M	$0.1M	$0.10M
Operating Expense	($2.7M)	($3.1M)	($3.2M)	($3.5M)	($3.4M)	($13.3M)	($13.2M)
Net Loss	($2.6M)	($3.1M)	($3.2M)	($3.4M)	($3.2M)	($13.1M)	($12.9M)
Loss Per Share	*($0.21)*	*($0.26)*	*($0.26)*	*($0.28)*	*($0.22)*	*($1.11)*	*($1.02)*
Reconciliation between GAAP & Non-GAAP							
Net Loss (GAAP)	($2.6M)	($3.1M)	($3.2M)	($3.4M)	($3.2M)	($13.1M)	($12.9M)
Stock-Based Compensation	$0.5M	$0.5M	$0.6M	$0.6M	$0.6M	($4.0M)	$2.4M
Adjusted EBITDA (Non-GAAP)*	($2.1M)	($2.6M)	($2.6M)	($2.8M)	($2.6M)	($9.1M)	($10.7M)

Cash at December 31, 2018	$18.9M
Shares Outstanding at December 31, 2018	15.0M

** Adjusted EBITDA is a non-GAAP financial measure. A full reconciliation of GAAP and non-GAAP results is contained in our press release. Some figures do not total exactly due to rounding.*

7

8 Summary Good progress in Q4 Record license and engineering service revenue Growth and advancement in customer engagements Successfully closed a financing Very successful 2018 First two commercial licenses 50% increase in the number of customers 117% increase in Phase 3 customers 24% increase in Patents granted and pending MST is critically needed and available now 57 Foreign Patents 70 US Patents 38 US 33 Foreign 71 Pending

Thank You 9